SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	IQST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01 Entry into a Material Definitive Agreement

On September 26, 2025, iQSTEL Inc. (the “Company”) entered into the First Amendment to Stock-for-Stock Exchange Agreement (the “Amendment”) with Cycurion, Inc. (“Cycurion”), a Delaware corporation trading on Nasdaq under the ticker CYCU. The Amendment modifies the Stock-for-Stock Exchange Agreement dated September 2, 2025 (the “Original Agreement”), which provided for a mutual exchange of $1,000,000 worth of common stock between the Company and Cycurion, calculated based on the valuation methodology set forth in the Original Agreement, and a strategic alliance focused on AI-driven cybersecurity solutions for the global telecommunications industry.

The Amendment introduces two key changes to the Original Agreement:

1.	Dividend Payment Flexibility: The Amendment revises Section 4.4 of the Original Agreement to allow each party, at its sole discretion, to satisfy the $500,000 dividend obligation to its shareholders by distributing either (i) up to 50% of the shares received from the other party (i.e., up to 75,529 shares of iQSTEL common stock for Cycurion, based on 151,058 shares issued to Cycurion, and up to 1,933,488 shares of Cycurion common stock for the Company, based on 3,866,976 shares issued to the Company), or (ii) an equivalent value of its own authorized common stock, calculated using the valuation methodology set forth in Section 1.3 of the Original Agreement. If a party elects to distribute its own shares, it retains the full number of shares received from the other party. Each party is required to ensure that any shares distributed as a dividend comply with applicable federal and state securities laws and Nasdaq listing rules.

2.	Extended Timeline and Firm Dividend Deadline: The Amendment extends the timeline for the issuance and delivery of shares (the “Closing”) from 30 business days to 60 business days following the Effective Date of the Original Agreement (September 2, 2025), amending Sections 1.4 and 7.1(b). Additionally, it establishes a firm deadline of December 15, 2025, for completing all necessary regulatory filings (e.g., SEC filings, FINRA submissions, and Nasdaq notifications) to facilitate the dividend distribution by December 31, 2025.

 The Amendment also confirms the specific share counts for the exchange: the Company will issue 151,058 shares of its common stock to Cycurion, and Cycurion will issue 3,866,976 shares of its common stock to the Company, each with an aggregate value of $1,000,000, as determined under the valuation methodology in Section 1.3 of the Original Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Original Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 3, 2025, both of which are incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	First Amendment to Stock-for-Stock Exchange Agreement, dated September 26, 2025
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date: September 26, 2025

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